EXHIBIT 99.2

EXXON MOBIL CORPORATION

1Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	1Q07	4Q06	3Q06	2Q06	1Q06
Upstream
United States	1,177	1,052	1,192	1,644	1,280
Non-U.S.	4,864	5,168	5,301	5,490	5,103
Total	6,041	6,220	6,493	7,134	6,383
Downstream
United States	839	945	1,272	1,354	679
Non-U.S.	1,073	1,015	1,466	1,131	592
Total	1,912	1,960	2,738	2,485	1,271
Chemical
United States	346	384	458	189	329
Non-U.S.	890	858	893	651	620
Total	1,236	1,242	1,351	840	949

Corporate and financing	91	828	(92)	(99)	(203)
Net income (U.S. GAAP)	9,280	10,250	10,490	10,360	8,400
Net income per common share (U.S. GAAP)	1.64	1.77	1.79	1.74	1.38
Net income per common share
- assuming dilution (U.S. GAAP)	1.62	1.76	1.77	1.72	1.37

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	410	0	0	0
Corporate total	0	410	0	0	0

Earnings Excluding Special Items $M
Upstream
United States	1,177	1,052	1,192	1,644	1,280
Non-U.S.	4,864	5,168	5,301	5,490	5,103
Total	6,041	6,220	6,493	7,134	6,383
Downstream
United States	839	945	1,272	1,354	679
Non-U.S.	1,073	1,015	1,466	1,131	592
Total	1,912	1,960	2,738	2,485	1,271
Chemical
United States	346	384	458	189	329
Non-U.S.	890	858	893	651	620
Total	1,236	1,242	1,351	840	949

Corporate and financing	91	418	(92)	(99)	(203)
Corporate total	9,280	9,840	10,490	10,360	8,400
EPS excluding Special Items - assuming dilution	1.62	1.69	1.77	1.72	1.37
EXXON MOBIL CORPORATION

1Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	1Q07	4Q06	3Q06	2Q06	1Q06
natural gas liquids, kbd
United States	417	404	378	435	442
Canada	297	316	303	300	332
Europe	523	516	490	511	563
Africa	782	772	801	808	741
Asia Pacific/Middle East	508	487	507	481	467
Russia/Caspian	186	144	125	125	114
Other	34	39	43	42	39
Total liquids production	2,747	2,678	2,647	2,702	2,698

Natural gas production available for sale, mcfd
United States	1,529	1,588	1,567	1,656	1,690
Canada	774	818	864	841	882
Europe	4,611	4,108	2,833	3,466	5,970
Asia Pacific/Middle East	2,998	2,601	2,703	2,616	2,462
Russia/Caspian	116	110	91	85	82
Other	103	76	81	90	89
Total natural gas production available for sale	10,131	9,301	8,139	8,754	11,175

Total worldwide liquids and gas production, koebd	4,436	4,228	4,004	4,161	4,560

Refinery throughput, kbd
United States	1,798	1,837	1,766	1,720	1,716
Canada	441	456	461	366	486
Europe	1,641	1,616	1,721	1,707	1,645
Asia Pacific	1,504	1,474	1,484	1,312	1,465
Other Non-U.S.	321	315	324	302	236
Total refinery throughput	5,705	5,698	5,756	5,407	5,548

Petroleum product sales, kbd (1)
United States	2,774	2,851	2,725	2,689	2,651
Canada	449	483	475	451	484
Europe	1,812	1,779	1,825	1,852	1,797
Asia Pacific	1,428	1,530	1,482	1,303	1,527
Other Non-U.S.	735	804	795	765	718
Total petroleum product sales	7,198	7,447	7,302	7,060	7,177

Gasolines, naphthas	2,858	2,952	2,898	2,875	2,735
Heating oils, kerosene, diesel	2,220	2,303	2,160	2,055	2,244
Aviation fuels	633	652	687	632	634
Heavy fuels	701	677	703	665	685
Specialty products	786	863	854	833	879
Total petroleum product sales	7,198	7,447	7,302	7,060	7,177

Chemical prime product sales, kt
United States	2,731	2,775	2,680	2,628	2,620
Non-U.S.	4,074	4,052	4,072	4,227	4,296
Total chemical prime product sales	6,805	6,827	6,752	6,855	6,916

(1) Petroleum product sales data is reported net of purchases/sales contracts with the same counterparty.

EXXON MOBIL CORPORATION

1Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	1Q07	4Q06	3Q06	2Q06	1Q06
United States
ExxonMobil
Crude ($/b)	50.59	51.26	62.07	63.46	55.99
Natural Gas ($/kcf)	6.70	6.22	6.71	6.40	8.22

Benchmarks
WTI ($/b)	57.99	59.95	70.38	70.36	63.28
ANS-WC ($/b)	55.69	55.51	68.95	68.74	60.87
Henry Hub ($/mbtu)	6.77	6.56	6.58	6.80	9.01

Non-U.S.
ExxonMobil
Crude ($/b)	55.31	56.36	65.64	65.16	57.05
Natural Gas ($/kcf)	6.60	7.28	6.51	6.70	7.42
European NG ($/kcf)	7.72	8.57	7.74	7.73	8.04

Benchmarks
Brent ($/b)	57.75	59.74	69.49	69.62	61.75

Capital and Exploration Expenditures, $M
Upstream
United States	466	713	606	619	548
Non-U.S.	3,003	3,357	3,536	3,313	3,539
Total	3,469	4,070	4,142	3,932	4,087
Downstream
United States	212	197	215	250	162
Non-U.S.	319	551	443	492	419
Total	531	748	658	742	581
Chemical
United States	84	78	75	64	63
Non-U.S.	188	153	120	122	81
Total	272	231	195	186	144
Other	3	20	66	41	12

Total Capital and Exploration Expenditures	4,275	5,069	5,061	4,901	4,824

Exploration Expense Charged to Income, $M
Consolidated - United States	89	59	85	36	63
- Non-U.S.	179	314	263	134	214
Non-consolidated - ExxonMobil share - United States	1	2	0	0	0
- Non-U.S.	2	4	2	0	3
Total Exploration Expense Charged to Income	271	379	350	170	280

Effective Income Tax Rate, %	44%	37%	44%	44%	47%

Common Shares Outstanding (millions)
At quarter end	5,633	5,729	5,832	5,945	6,050
Average - assuming dilution	5,714	5,816	5,922	6,030	6,126

Total Cash and Cash Equivalent ($G)	34.6	32.8	37.3	36.7	36.5
Including restricted cash $4.6G

Total Debt ($G)	8.8	8.3	8.6	8.4	8.0

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	14.3	8.8	14.6	11.3	14.6
Sales of subsidiaries, investments and PP&E	0.5	0.8	0.8	1.1	0.4
Cash flows from operations and asset sales	14.8	9.6	15.4	12.4	15.0

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the first quarter of 2007. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

1Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 1Q07 vs. 1Q06
$M
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,383
(650)
20
290
6,041
1Q06
Realization
Vol/Mix
Other
1Q07

Upstream 1Q07 vs. 4Q06
$M
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,220
(210)
60
(30)
6,041
4Q06
Realization
Vol/Mix
Other
1Q07

$M	1Q06	1Q07	1Q07 vs. 1Q06
U.S.	1,280	1,177	-103
Non-U.S.	5,103	4,864	-239
Total	6,383	6,041	-342

$M	4Q06	1Q07	1Q07 vs. 4Q06
U.S.	1,052	1,177	+125
Non-U.S.	5,168	4,864	-304
Total	6,220	6,041	-179

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

1Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 1Q07 vs. 1Q06
$M
2,500
2,000
1,500
1,000
500
0
1,271
510
50
80
1,912
1Q06
Margin
Vol/Mix
Other
1Q07

Downstream 1Q07 vs. 4Q06
$M
2,500
2,000
1,500
1,000
500
0
1,960
300
(200)
(150)
1,912
4Q06
Margin
Vol/Mix
Other
1Q07

$M	1Q06	1Q07	1Q07 vs. 1Q06
U.S.	679	839	+160
Non-U.S.	592	1,073	+481
Total	1,271	1,912	+641

$M	4Q06	1Q07	1Q07 vs. 4Q06
U.S.	945	839	-106
Non-U.S.	1,015	1,073	+58
Total	1,960	1,912	-48

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

1Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 1Q07 vs. 1Q06
$M
1,500
1,000
500
0
949
225
(10)
70
1,236
1Q06
Margin
Vol/Mix
Other
1Q07

Chemical 1Q07 vs. 4Q06
$M
1,500
1,000
500
0
1,242
15
10
(30)
1,236
4Q06
Margin
Vol/Mix
Other
1Q07

$M	1Q06	1Q07	1Q07 vs. 1Q06
U.S.	329	346	+17
Non-U.S.	620	890	+270
Total	949	1,236	+287

$M	4Q06	1Q07	1Q07vs. 4Q06
U.S.	384	346	-38
Non-U.S.	858	890	+32
Total	1,242	1,236	-6

Note: Earnings exclude special items

ExxonMobil